EXHIBIT 10(a)


                               THIRD AMENDMENT TO
                         REVOLVING CREDIT LOAN AGREEMENT

                                      AMONG

                               KOGER EQUITY, INC.

                                       and

            FLEET NATIONAL BANK, AS ARRANGER AND ADMINISTRATIVE AGENT

                                       and

          WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT

                                       and

                            THE LENDERS PARTY HERETO

               THIRD AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
               --------------------------------------------------

         This THIRD AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT is dated as of the 16th day of December, 2002, by and among KOGER EQUITY, INC., a Florida corporation (the "Borrower"), FLEET NATIONAL BANK, as agent for the Lenders under the Credit Agreement described below (the "Agent"), and FLEET NATIONAL BANK ("Fleet"), WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT ("Wells Fargo"), COMPASS BANK ("Compass "), COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, AS DOCUMENTATION AGENT ("Commerzbank") and COMERICA BANK ("Comerica"). Fleet and Wells Fargo are sometimes herein called the "Continuing Lenders" and Compass, Commerzbank and Comerica are sometimes herein called the "Exiting Lenders."

         WHEREAS, the parties hereto are parties to that certain Revolving Credit Loan Agreement dated as December 28, 2001, as amended by First Amendment to Revolving Credit Loan Agreement dated as April 5, 2002, and by Second Amendment to Revolving Credit Loan Agreement dated as June 10, 2002 (as amended, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders approve a release of the Mortgaged Property owned by Koger Ravinia, LLC located at Three Ravinia Drive in Atlanta, Georgia and has requested certain amendments to the Credit Agreement in connection therewith, including a decrease in the Total Commitment.

         NOW, THEREFORE, the parties hereby agree that effective upon the Amendment Effective Date (as defined in paragraph 12 below) the Credit Agreement is amended as follows:

         1. Definitions: ss.1.1 of the Credit Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Credit Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

         Applicable Base Rate Margin.  As of any date of determination:

                  (i) 0.40% per annum, if Total Liabilities is less than thirty-five percent (35%) of Gross Asset Value;

                  (ii) 0.65% per annum, if Total Liabilities is equal to or greater than thirty-five percent (35%) of Gross Asset Value and less than or equal to forty-five percent (45%) of Gross Asset Value;

                  (iii) 0.90% per annum, if Total Liabilities is greater than forty-five percent (45%) of Gross Asset Value and less than or equal to fifty-five percent (55%) of Gross Asset Value;

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

                  (iv) 1.125% per annum, if Total Liabilities is greater than fifty-five percent (55%) of Gross Asset Value and less than or equal to sixty percent (60%) of Gross Asset Value; and

                  (v) 1.25% per annum, if Total Liabilities is greater than sixty percent (60%) of Gross Asset Value

The Applicable Base Rate Margin shall be determined by the Agent as of the Amendment Effective Date. Any change in the Applicable Base Rate Margin shall become effective as of the 46th day following the end of the fiscal quarter on which the ratio of Total Liabilities to Gross Asset Value changed above or below an applicable percentage level set forth above.

         Applicable LIBOR Margin.  As of any date of determination:

                  (i) 1.65% per annum, if Total Liabilities is less than thirty-five percent (35%) of Gross Asset Value;

                  (ii) 1.90% per annum, if Total Liabilities is equal to or greater than thirty-five percent (35%) of Gross Asset Value and less than or equal to forty-five percent (45%) of Gross Asset Value; and

                  (iii) 2.15% per annum, if Total Liabilities is greater than forty-five percent (45%) of Gross Asset Value and less than or equal to fifty-five percent (55%) of Gross Asset Value;

                  (iv) 2.375% per annum, if Total Liabilities is greater than fifty-five percent (55%) of Gross Asset Value and less than or equal to sixty percent (60%) of Gross Asset Value; and

                  (v) 2.50% per annum, if Total Liabilities is greater than sixty percent (60%) of Gross Asset Value.

The Applicable LIBOR Margin shall be determined by the Agent as of the Amendment Effective Date. Any change in the Applicable LIBOR Margin shall become effective as of the 46th day following the end of the fiscal quarter on which the ratio of Total Liabilities to Gross Asset Value changed above or below an applicable percentage level set forth above.

         Borrowing Base Value. The aggregate value for all Mortgaged Properties, determined as follows:

                  (i) for each Stabilized Property (other than a Pro Forma Stabilized Property), Borrowing Base Value shall equal sixty-five percent (65%) of the lesser of (a) the Appraised Value of such Stabilized Property or (b) an amount equal to the Adjusted Net Operating Income of such Stabilized Property, divided by the Capitalization Rate,

                  (ii) for each Pro Forma Stabilized Property, Borrowing Base Value shall equal sixty-five percent (65%) the lesser of (a) the Appraised Value of such Pro Forma Stabilized Property or (b) an amount equal to the Pro Forma Adjusted Net Operating Income of such Pro Forma Stabilized Property determined based on the Effective Leases of such Property (and excluding all income from any other Leases) as of the end of the last preceding quarter for which a Compliance Certificate has been delivered pursuant to ss.7.4(d), divided by the Capitalization Rate, or

                  (iii) for each Non-Stabilized Property included within the Collateral, Borrowing Base Value shall equal fifty-five percent (55%) the Appraised Value of such Non-Stabilized Property.

         Capitalization Rate.  Ten percent (10%).

         Collateral Cash Flow. The aggregate Adjusted Net Operating Income derived from the Mortgaged Properties.

          Gross Asset Value. The sum of the following and without duplication:
(a) the Borrower's Total Net Operating Income for the six month period that ended as of the end of the last preceding quarter for which a Compliance Certificate has been delivered pursuant to ss.7.4(d), less (i) the portion of Total Net Operating Income from the real property assets (other than Ravinia and Post Oak) acquired during such six month period, less (ii) the portion of Total Net Operating Income from Ravinia and Post Oak, multiplied by two and divided by the Capitalization Rate, (b) unrestricted cash and cash equivalents, (c) 100% of actual costs incurred in Construction in Progress, restricted to a maximum of 10% of Gross Asset Value, (d) acquisitions of real property assets during said six month period at their cost basis, (e) Ravinia and Post Oak at their cost basis; (f) undeveloped land at its cost basis, restricted to a maximum of 5% of Gross Asset Value, and (g) Borrower's Unconsolidated Entity Percentage of the assets owned by Unconsolidated Entities, (the amount of such assets being that shown on the balance sheet of the applicable Unconsolidated Entity prepared in accordance with Generally Accepted Accounting Principles, adjusted to add back the accumulated depreciation of its real estate assets).

         Post Oak. The Real Estate Asset owned by a Related Company known as The Lakes on Post Oak located in Houston Texas.

         Ravinia. The Real Estate Asset owned by a Related Company located at Three Ravinia Drive in Atlanta, Georgia.

         Ravinia Release Prepayment. The prepayment of the Loans in the amount of $85,000,000 to be received by the Agent simultaneously with the release of the Security Documents encumbering Ravinia.

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

         Total Net Operating Income. With respect to any fiscal period of the Borrower, the sum of (i) the Net Operating Income for all Real Estate Assets owned by the Borrower or any of the Related Companies, (ii) plus, to the extent deducted when computing such Net Operating Income, bad debt expenses and corporate expense allocations, (iii) less an assumed management fee equal to four percent (4%) of rental income from such Real Estate Assets for such period,
(iv) less the Reserve Amount for such Real Estate Assets.

         2. Decrease in Total Commitment and Application of Ravinia Release Prepayment. The Total Commitment is hereby decreased to $100,000,000 and each Lender hereby modifies, effective on the Amendment Effective Date, its Commitment to the amount shown on the revised Schedule 1.2 attached hereto. As of the Amendment Effective Date, the Commitment Percentages of the Lenders shall be adjusted as shown on said revised Schedule 1.2. The Ravinia Release Prepayment shall not be distributed to all Lenders according to their pro rata shares pursuant to ss. 14.5(a), but rather shall be applied first to prepay in full all of the Loans owed to the Exiting Lenders and then among the Continuing Lenders so that following the Amendment Effective Date each of the Continuing Lenders will be owed its new Commitment Percentage of all outstanding Loans. Attached hereto is a schedule showing the distribution of the Ravinia Release Prepayment among the Lenders. Upon the receipt of such prepayment by each Exiting Lender on or after the Amendment Effective Date, it shall no longer be a Lender hereunder.

         3. Release of Ravinia. Each of the Lenders hereby consents, pursuant to ss.5.5, to the release of Ravinia from the lien of the Security Documents on the Amendment Effective Date and authorizes the Agent to execute and deliver a Cancellation of Security Deed and Assignment of Leases and Rents, UCC financing statement terminations and other documents reasonably requested to effect such release. The Agent is also authorized to terminate the Guaranty of Koger Ravinia as of the Effective Date. Thereafter, the term "Guarantor" as defined in the Credit Agreement shall no longer include Koger Ravinia.

         4. Amendment of ss.8.3(d). ss.8.3(d) is hereby amended and restated to read as follows:
                  (d) Investments in the following categories so long as the aggregate amount, without duplication, of all Investments described in this paragraph (d) (other than Permitted Development) does not exceed, at any time, twenty-five percent (25%) of Gross Asset Value and the aggregate amount of each of the following categories of Investments does not exceed the specified percentage of Gross Asset Value set forth in the following table:

------------------------------------------------------ ---------------------------------------
Category of Investment                                 Maximum Percentage of Gross Asset Value
------------------------------------------------------ ---------------------------------------
Permitted Development                                  10%
------------------------------------------------------ ---------------------------------------
Real Estate Assets that are not office buildings or    5%
office parks
------------------------------------------------------ ---------------------------------------
Unconsolidated Entities primarily engaged in the       25%
business of development, management or ownership of
real estate located in the United States
------------------------------------------------------ ---------------------------------------
Undeveloped land                                       5%
------------------------------------------------------ ---------------------------------------
Mortgages and notes receivable                         5%
------------------------------------------------------ ---------------------------------------


         5. Amendment of ss.9.3. ss.9.3 is hereby amended and restated to read as follows:

         ss.9.3. Total Liabilities to Gross Asset Value. The Borrower will not permit Total Liabilities to exceed sixty-five percent (65%) of Gross Asset Value, calculated as of the end of each fiscal quarter.

         6. Amendment of ss.9.4. ss.9.4 is hereby amended and restated to read as follows:

         ss.9.4. Adjusted EBITDA to Interest Expense. The Borrower will not permit the ratio of its Adjusted EBITDA to Interest Expense to be less than 1.75 to 1.0 for any period of four consecutive fiscal quarters, calculated as of the end of each fiscal quarter.


         7. Amendment of ss.9.5. ss.9.5 is hereby amended and restated to read as follows:

         ss.9.5. EBITDA to Fixed Charges. The Borrower will not permit the ratio of its EBITDA to Fixed Charges to be less than 1.5 to 1.0 for any period of four consecutive fiscal quarters, calculated as of the end of each fiscal quarter.


         8. Updated Schedules. Effective of the Amendment Effective Date the following Schedules to the Credit Agreement shall be deemed to be amended to delete therefrom all references to items relating to Ravinia:

        Schedule 1.2       Mortgaged Properties
        Schedule 6.7       Litigation
        Schedule 6.15      Insider Transactions
        Schedule 6.18      Environmental Reports and Environmental Matters
        Schedule 6.20      Rent Rolls
        Schedule 6.22(d)   Property Condition Reports
        Schedule 6.22 (l)  Other Material Agreements

         9. Representations and Warranties. The Borrower represents and warrants that, to its knowledge and belief, no Default or Event of Default has occurred and is continuing on the date hereof.

         10. Effectiveness of Loan Documents. The Borrower hereby confirms that each of the Security Documents (other than the Ravinia Security Documents that are being released) shall continue to secure the payment and performance of all of the Obligations under the Credit Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Credit Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         11. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Credit Agreement including, without limitation, all definitions set forth in ss.1.1, the rules of interpretation set forth in ss.1.2, the provisions relating to governing law set forth in ss.20, the provisions relating to counterparts in ss.22 and the provision relating to severability in ss.26.

         12. Conditions to Effectiveness. This Third Amendment to Credit Agreement shall become effective on the earliest date (the "Amendment Effective Date") that each of the following conditions shall have been satisfied:

         (a) This Third Amendment to Credit Agreement shall have been duly executed and delivered by all of the parties hereto and the Borrower shall have executed and delivered to each Continuing Lender a new Note in the amount of its Commitment as in effect on and after the Amendment Effective Date.

         (b) The Agent shall have received updated certificates and other items relating to the Borrower as described in ss.10.2, ss.10.3 and ss.10.4 and a favorable opinion addressed to the Lenders and the Agent, in form and substance reasonably satisfactory to the Lenders and the Agent as to the matters addressed in the opinions delivered pursuant to ss.10.5.

         (c) The Agent shall have received the Ravinia Release Prepayment in immediately available funds.

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

         (d) The Agent shall have received an endorsement to each of the Title Policies (other than the Ravinia Title Policy) confirming that this amendment does not affect the priority of the insured mortgage and that the Ravinia Release Prepayment does not reduce the amount of insurance coverage thereunder except that the tie-in endorsements may be replaced to reflect the decrease in the Total Commitment.

         (e) The Agent shall have received the fees payable to the Agent and the Continuing Lenders in the amounts set forth in the fee letter dated December 11, 2002 from the Continuing Lenders to the Borrower.

In the event that the Amendment Effective Date has not occurred on or before December 31, 2002 then this instrument shall be void and the Credit Agreement shall remain in effect as though this instrument had never been executed.

                            [signature pages follow]

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                    BORROWER:
                                    KOGER EQUITY, INC., a Florida corporation


                                    By:  /S/ Christopher L. Becker
                                         -------------------------
                                    Name:  Christopher L. Becker
                                    Title:  Senior Vice President



                                    AGENT:
                                    FLEET NATIONAL BANK, as Agent

                                    By:    /S/ Lori Y. Litow
                                           -----------------
                                    Name:  Lori Y. Litow
                                    Title:  Director

                              Lender Signature Page


                                                  FLEET NATIONAL BANK


                                                  By:    /S/ Lori Y. Litow
                                                         -----------------
                                                  Name:  Lori Y. Litow
                                                  Title:  Director






Commitment before Amendment Effective Date:                   $35,000,000

Commitment Percentage before Amendment Effective Date:                 28%

Commitment on and after Amendment Effective Date:             $50,000,000

Commitment Percentage on and after Amendment Effective Date:           50%



Notice Address:                             Fleet National Bank
                                            100 Federal Street
                                            Boston, MA  02110
                                            Attn: Structured Real Estate

                                            With a copy to:

                                            Fleet National Bank.
                                            115 Perimeter Center Place, N.E.
                                            Suite 500
                                            Atlanta, GA 30346
                                            Attn: Lori Y. Litow, Director

                                            Fax: (770)390-8434 or 391-9811

                              Lender Signature Page


                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                               By: /S/ Edwin S. Poole, III
                                                   -----------------------
                                                   Name:    Edwin S. Poole, III
                                                   Title:   Vice President


Commitment before Amendment Effective Date:                   $40,000,000

Commitment Percentage before Amendment Effective Date:                 32%

Commitment on and after Amendment Effective Date:             $50,000,000

Commitment Percentage on and after Amendment Effective Date:           50%




Notice Address:                        Wells Fargo Bank, N.A.
                                       c/o Wells Fargo Florida Real Estate Group
                                       Suite 1450
                                       401 East Jackson Street
                                       Tampa, FL 33602
                                       Attn: Edwin S. Poole, III

                                       Fax:  (813) 202-7201

                                       With a copy to:
                                       Wells Fargo Bank, N.A.
                                       Suite 1450
                                       401 East Jackson Street
                                       Tampa, FL 33602
                                       Attn: Shannon K. Mack

                                       Fax:  (813) 202-7201

                              Lender Signature Page


                                              COMPASS BANK


                                              By:  /S/ Johanna Duke Paley
                                                   ----------------------
                                              Name:  Johanna Duke Paley
                                              Title:   Senior Vice President




Commitment before Amendment Effective Date:                   $20,000,000

Commitment Percentage before Amendment Effective Date:                 16%

Commitment on and after Amendment Effective Date:                      $0

Commitment Percentage on and after Amendment Effective Date:            0%





Notice Address:                             Compass Bank
                                            15 South 20th Street, 15th Floor
                                            Birmingham, AL 35233
                                            Attn: Johanna Paley

                                            Fax: (205) 297-7994

                              Lender Signature Page


                          COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                          By:      /S/ E. Marcus Perry
                              ----------------------------------------
                          Name:  E. Marcus Perry
                          Title:   Assistant Vice President



                          By:      /S/ Ralph C. Marra, Jr.
                              -------------------------------
                          Name:  Ralph C. Marra, Jr.
                          Title:   Vice President






Commitment before Amendment Effective Date:                   $20,000,000

Commitment Percentage before Amendment Effective Date:                 16%

Commitment on and after Amendment Effective Date:                      $0

Commitment Percentage on and after Amendment Effective Date:            0%



Notice Address:                     Commerzbank AG, New York and
                                    Grand Cayman Branches
                                    2 World Financial Center
                                    New York, NY   10281-1050
                                    Attn: Marcus Perry, Assistant Vice President

                                    Fax:    (212) 400-5972

                              Lender Signature Page


                                                  COMERICA BANK


                                                  By:  /S/ Jessica L. Kempf
                                                       --------------------
                                                  Name:  Jessica L. Kempf
                                                  Title:   Account Officer



Commitment before Amendment Effective Date:                   $10,000,000

Commitment Percentage before Amendment Effective Date:                  8%

Commitment on and after Amendment Effective Date:                      $0

Commitment Percentage on and after Amendment Effective Date:            0%






Notice Address:                        Comerica Bank
                                       500 Woodward Avenue
                                       Detroit, MI 48226-3256
                                       Attn: Jessica L. Kempf, Account Officer

                                       Fax:  (313) 222-9295


                                  SCHEDULE 1.1

                                   Commitments

--------------------------------------------------------------------------------------------------------------------

                                    Commitment       Commitment on     Commitment % prior to   Commitment % after
                                     prior to          and after        Amendment Effective   Amendment Effective
             Lender                 Amendment     Amendment Effective           Date                  Date
                                  Effective Date          Date
--------------------------------------------------------------------------------------------------------------------

Fleet National Bank                $35,000,000        $50,000,000               28%                   50%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank, National
Association                        $40,000,000        $50,000,000               32%                   50%
--------------------------------------------------------------------------------------------------------------------
Compass Bank                       $20,000,000             0                    16%                    0
--------------------------------------------------------------------------------------------------------------------
Commerzbank AG, New York
and Grand Cayman Branches          $20,000,000             0                    16%                    0
--------------------------------------------------------------------------------------------------------------------
Comerica Bank                      $10,000,000             0                     8%                    0
--------------------------------------------------------------------------------------------------------------------

Totals                             $125,000,000       $100,000,000              100%                  100%
--------------------------------------------------------------------------------------------------------------------

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



                              Distribution of the Ravinia Release Prepayment among the Lenders


                        Commitment                        Amount O/S          Amount of     O/S Balance
                       Amt prior to     % prior to         prior to           Pay-down         After
                          Amendment     Amendment           Amendment        or Pay-off       Amendment
Fleet Bank               35,000,000        28%             31,920,000        17,420,000      14,500,000
Wells Fargo              40,000,000        32%             36,480,000        21,980,000      14,500,000
Commerzbank              20,000,000        16%             18,240,000        18,240,000
Compass Bank             20,000,000        16%             18,240,000        18,240,000
Comerica Bank            10,000,000         8%              9,120,000         9,120,000
                   -----------------                 ----------------------------------- -----------------
                       125,000,000                       114,000,000         85,000,000      29,000,000


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